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                                                                   EXHIBIT 10.29

                        AMENDMENT NO. THREE AND WAIVER TO
                             BUSINESS LOAN AGREEMENT

                  This Amendment No. Three and Waiver (the "Amendment") dated as of July 3, 1995, is between Bank of America National Trust and Savings Association (the "Bank"), CKE Restaurants, Inc. ("CKR") and Carl Karcher Enterprises, Inc. ("CKE"). CKR and CKE are sometimes referred to collectively as the "Borrowers" and individually as the "Borrower"

                                    RECITALS

                  A. The Bank and the Borrowers entered into a certain Business Loan Agreement dated as of October 31, 1994, as amended by Amendment No. One dated as of April 5, 1995, and by Amendment No. Two and Waiver dated April 28, 1995 (the "Agreement").

                  B. The Borrowers are in default of certain covenants of the Agreement and have requested that the Bank waive such defaults.

                  C. The Borrowers have requested that the Bank agree to further amend the Agreement on the terms and conditions herein contained.

                  D. The Bank has agreed to waive the defaults and amend the Agreement on the terms and conditions herein contained.

                                    AGREEMENT

                  1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Agreement.

                  2. Amendments. The Agreement is hereby amended as follows:

                           2.1      Paragraph 1.10 of the Agreement is amended
to add clause (c) to read as follows:

                                    "(c) The Borrowers may prepay the term loan
                  in full or in part at any time. The prepayment will be applied to the most remote installment of principal of the term loan due under this Agreement."

                           2.2      Paragraph 6.10 of the Agreement is amended
by substituting the figure "Five Million One Hundred Ten Thousand dollars ($5,110,000)" for the figure "Five Million Dollars ($5,000,000)" appearing therein.

                  3. Defaults. The Borrowers hereby acknowledge that they have breached the following covenants of the Agreement:

                           (a)      Paragraph 6.10 for the fiscal quarter ending
May 22, 1995; and

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                           (b)      Paragraphs 6.21(c) as result of CKE entering
into the joint venture, MBF Holdings Berhad.

                  4.       Waivers.

                           (a)      The Bank hereby waives the failure of the
Borrowers to comply with Paragraph 6.10 for the fiscal period set forth above.

                           (b)      The Bank hereby waives any violation of
Paragraph 6.2(c) resulting from CKE entering into the joint venture, MBF Holdings Berhad, provided that CKE is not required to make any capital contribution to the joint venture and is not liable for any direct or contingent debt of said joint venture.

                  5. Representations and Warranties. When the Borrowers sign this Amendment, the Borrowers represent and warrant to the Bank that: (a) other than the defaults listed above, there is no event which is, or with notice of, or lapse of time, or both would be, a default under the Agreement; (b) the representations and warranties in the Agreement are true as of the date of this Amendment as if made on the date of this Amendment; (c) this Amendment is within the Borrowers' powers, has been duly authorized and does not conflict with any organizational papers of the Borrowers; and (d) this Amendment does not conflict with any law, agreement, by which any Borrower is bound.

                  6. Effect of Amendment and Waivers. The above waivers shall be limited precisely as written and relate solely to the sections of the Agreement and for the time referred to above. Except as expressly set forth herein, the terms, provisions, and conditions of the Agreement shall remain in full force and effect and in all other respects are hereby ratified and confirmed.

                  This Amendment is executed as of the date stated at the beginning of this Amendment.

                                         BANK OF AMERICA NATIONAL TRUST
                                         AND SAVINGS ASSOCIATION

                                         By: /s/  E. M. Amendt
                                             --------------------------
                                                  E. M. Amendt
                                                  Vice President

(Signatures continue)

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                                        CKE RESTAURANTS, INC.

                                        By: /s/ C. T. T.    /s/ Loren Pannier
                                            ------------------------------------
                                                             C. Loren Pannier

                                        Title: Senior Vice President


                                        By: /s/  Laurie A. Ball
                                            ------------------------------------
                                                 Laurie A. Ball

                                        Title: Vice President/Controller



                                        CARL KARCHER ENTERPRISES, INC.


                                        By: /s/  C. T. T.
                                            ------------------------------------
                                                 C. T. Thompson

                                        Title: President & COO



                                        By: /s/  Laurie A. Ball
                                            ------------------------------------
                                                 Laurie A. Ball

                                        Title: Vice President/Controller


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